SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                  25-Oct-02

Asset Backed Funding Corporation

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF July 1, 2002, PROVIDING FOR THE ISSUANCE OF
ABFC ASSET BACKED CERTIFICATES,
SERIES 2002-NC1)

Asset Backed Funding Corporation
(Exact name of registrant as specified in its charter)

Delaware                                            333-90830
(State or Other                                     (Commission
Jurisdiction of                                     File Number)
Incorporation)

75-2533468
(I.R.S. Employer
Identification
Number)

100 North Tryon St
Charlotte, NC                                                        28255
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number: (704) 386-2400

Item 5.  Other Events

             On     25-Oct-02     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Oct-02       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                  Date:
                                  Amount:

C.              Item 1: Legal Proceedings:          NONE

D.              Item 2: Changes in Securities:      NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                                    25-Oct-02

ASSET BACKED FUNDING CORPORATION
ABFC Asset-Backed Certificates, Series 2002-NC1


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                               10/25/02



Class                 Cusip
A-1                 04542BAW2
A-2                 04542BAX0
A-IO                04542BAY8
M-1                 04542BAZ5
M-2                 04542BBA9
M-3                 04542BBB7
M-4                 04542BBC5
B                   04542BBD3
CE                     N/A
P                      N/A
R                      N/A

                    Beginning
                   Certificate
Class                 Bal(1)
A-1                285,642,798.83
A-2                 95,334,913.04
A-IO                48,272,000.00
M-1                 32,584,000.00
M-2                 28,963,000.00
M-3                 19,308,000.00
M-4                  8,448,000.00
B                    3,620,000.00
CE                   3,621,032.64
P                            0.00
R                            0.00
Total              477,521,744.51

Class                  Prin
A-1                  4,558,979.36
A-2                  1,469,462.19
A-IO                         0.00
M-1                          0.00
M-2                          0.00
M-3                          0.00
M-4                          0.00
B                            0.00
CE                           0.00
P                            0.00
R                            0.00
Total                6,028,441.55

Class                  Int
A-1                    503,147.89
A-2                    170,311.85
A-IO                   261,473.33
M-1                     67,713.63
M-2                     73,946.16
M-3                     61,363.24
M-4                     28,960.80
B                       21,116.67
CE                   2,073,677.13
P                      111,627.87
R                            0.00
Total                3,373,338.57

Class                 Losses
A-1                          0.00
A-2                          0.00
A-IO                         0.00
M-1                          0.00
M-2                          0.00
M-3                          0.00
M-4                          0.00
B                            0.00
CE                           0.00
P                            0.00
R                            0.00
Total                        0.00

                      Ending
                   Certificate
Class                  Bal
A-1                281,083,819.47
A-2                 93,865,450.85
A-IO                48,272,000.00
M-1                 32,584,000.00
M-2                 28,963,000.00
M-3                 19,308,000.00
M-4                  8,448,000.00
B                    3,620,000.00
CE                   3,621,032.64
P                            0.00
R                            0.00
Total              471,493,302.96

AMOUNTS PER $1,000 UNIT

Class                  Prin
A-1                     15.705455
A-2                     15.324137
A-IO                     0.000000
M-1                      0.000000
M-2                      0.000000
M-3                      0.000000
M-4                      0.000000
B-1                      0.000000
CE                       0.000000
P                        0.000000
R                        0.000000


Class                  Int
A-1                      1.733319
A-2                      1.776080
A-IO                     5.416667
M-1                      2.078125
M-2                      2.553125
M-3                      3.178125
M-4                      3.428125
B-1                      5.833334
CE                     572.675625
P                        0.000000
R                        0.000000


Class                 Total
A-1                      17.43877
A-2                      17.10022
A-IO                      5.41667
M-1                       2.07813
M-2                       2.55313
M-3                       3.17813
M-4                       3.42813
B-1                       5.83333
CE                      572.67562
P                         0.00000
R                         0.00000

                      Ending
                   Certificate
Class                  Bal
A-1                    968.319621
A-2                    978.866338
A-IO                  1000.000000
M-1                   1000.000000
M-2                   1000.000000
M-3                   1000.000000
M-4                   1000.000000
B-1                   1000.000000
CE                    1000.000000
P                        0.000000
R                        0.000000

Class                 Losses
A-1                      0.000000
A-2                      0.000000
A-IO                     0.000000
M-1                      0.000000
M-2                      0.000000
M-3                      0.000000
M-4                      0.000000
B-1                      0.000000
CE                       0.000000
P                        0.000000
R                        0.000000



                     Current
                   Pass-Through
Class                Int Rate
A-1                       2.11375%
A-2                       2.14375%
A-IO                      6.50000%
M-1                       2.49375%
M-2                       3.06375%
M-3                       3.81375%
M-4                       4.11375%
B-1                       7.00000%
CE                        5.21110%
P                         0.00000%
R                         0.00000%


                Interest          Unpaid     Reduction from the Allocation of:
                Distribution      Interest          Realized
Class           Amount            Amount            Losses
A-1             503,147.89        0.00              0.00
A-2             170,311.85        0.00              0.00
A-IO            261,473.33        0.00              0.00
M-1             67,713.63         0.00              0.00
M-2             73,946.16         0.00              0.00
M-3             61,363.24         0.00              0.00
M-4             28,960.80         0.00              0.00
B               21,116.67         0.00              0.00
CE              2,073,677.13      0.00              0.00
P               111,627.87        NA                0.00
TOTAL           3,373,338.57      0.00              0.00

          Cap               Relief Act        Prepayment
          Carryover         Interest          Interest      Accrued
Class     Amount            Shortfalls        Shortfalls    Interest
A-1       0.00              0.00              0.00          503,147.89
A-2       0.00              0.00              0.00          170,311.85
A-IO      0.00              0.00              0.00          261,473.33
M-1       0.00              0.00              0.00          67,713.63
M-2       0.00              0.00              0.00          73,946.16
M-3       0.00              0.00              0.00          61,363.24
M-4       0.00              0.00              0.00          28,960.80
B         0.00              0.00              0.00          21,116.67
CE        0.00              0.00              0.00          2,073,677.13
P         0.00              0.00              0.00          111,627.87
TOTAL     0.00              0.00              0.00          3,373,338.57





Section 4.06 (iii.)(xviii)
Overcollateralization Amount                        3,621,032.64
Overcollateralization Release Amount                0.00
Overcollateralization Deficiency                    0.00
Overcollateralization Target amount                 3,621,032.64
Monthly Excess Interest Amount                      2,073,677.13
Monthly Excess Cashflow Amount                      2,073,677.13

Section 4.06 (vi)
BALANCES AS OF:                   10/25/02
Stated Principal Balance of Mortgage Loans        471,493,302.96
Ending Count of Loans                               3,222.00


Section 4.06 (vii.)               Group 1           Group 2
Weighted Avg Term to Maturity     349.73            353.07
Weighted Average Mortgage Rate    8.81495%          8.45130%



Section 4.06 (v)
P&I ADVANCES
Aggregate Advances for the Collection Period        413,217.49
Cumulative Unreimbursed Advances                    0.00
Servicing Advances                                  0.00
Cumulative Nonrecoverable Advances                  0.00
* P&I Advances made on Mortgage Loans Delinquent as of the Determ Date


Section 4.06 (viii.)
DELINQUENCY INFORMATION           Unpaid Principal  Stated Principal
                Number            Balance           Balance
30-59 days del  59                7,676,287.74      7,663,932.16
60-89 days del  5                 662,226.69        660,809.47
90 + del        0                 0.00              0.00
Foreclosures    46                5,622,298.90      5,609,808.44
Bankruptcies    9                 924,097.01        923,098.43


Section 4.06 (ix.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                Unpaid Principal  Stated Principal
Loan Number     Balance           Balance


Section 4.06 (x.)
REO INFORMATION
Number of REO Loans                                 0.00
Stated Principal Balance of REO Properties          0.00
Total Book Value of REO Properties:                 0.00

Section 4.06 (xix.)
Stepdown Date Occurrence                            NO
Trigger Event Occurrence                            NO
Realized Loss as a Percentage of the Original Pool Balance       0

Section 4.06 (xvi.),(iv.)

Trustee Fee                       3,979.41
Servicing Fee                     198,967.21
Credit Risk Manager Fee           6,963.86


Section 4.02(xviii.) Prepayment Penalties

Loan #          Penalty           Loan #            Penalty
592805          4,570.26          613138            11,963.76
592804          8,503.74          592181            3,573.36
598732          5,945.51          594483            4,263.23
602489          6,754.75          574194            2,682.01
603382          1,728.88          588348            5,425.88
606778          13,558.49         581077            1,954.78
609475          4,529.83          591890            3,809.50

Loan #          Penalty
610111          5,733.50
576344          7,858.76
592919          3,693.45
601317          2,417.69
587139          5,578.51
586822          7,081.96
Total           111,627.87

Section 4.06 (xx.)(xii)(i)(xi)
Available Funds Group 1           Group 2           Total
Sched Prin      238,229.18        79,097.43         317,326.61
Curtailments    (75,644.68)       2,418.70          (73,225.98)
Liq Proc        0.00              0.00              0.00
Payoffs         4,396,394.86      1,387,946.06      5,784,340.92
Prepmnt Pen     98,069.38         13,558.49         111,627.87
Net Interest    2,482,107.60      790,546.37        3,272,653.97
Total Funds     7,139,156.34      2,273,567.05      9,412,723.39

Current Loss                      0.00
Aggregate Realized Losses         0.00

Section 4.06 (xxii.)
Liquidation Report

Loan #          Beginning Bal     Loss Amt
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00

Section 4.06 (xxiii.)

Aggregate Prin Bal of Mortgage Loans Purchased by the Servicer or Seller  0.00














SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Asset Backed Funding Corporation


                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                    10/25/02